UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2003



                          Indian Village Bancorp, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                      0-25971              34-1891199
--------------------------------       -------------       ------------------
(State or other jurisdiction           (Commission File     (I.R.S. Employer
   of incorporation)                       Number)         Identification No.)



100 South Walnut Street, Gnadenhutten, Ohio                           44629
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  (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (740) 254-4313
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events
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         On December 30, 2003, the Registrant filed a Form 15 with the
Securities and Exchange Commission to terminate registration of its common stock under the Securities and Exchange Act of 1934. Reference is made to the Registrant's press release dated December 30, 2003, which is attached hereto as
Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
-------    ------------------------------------------------------------------

       Exhibit 99 Registrant's Press release dated December 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   INDIAN VILLAGE BANCORP, INC.




Date: December 30, 2003             By:  /s/ Marty R. Lindon
                                         -------------------
                                         Marty R. Lindon
                                         President and Chief Executive Officer